                                                                      EXHIBIT 99

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Restricting Events
          6/25/99


RESTRICTING EVENTS
------------------

A) AVERAGE CUMULATIVE NET LOSS RATIO

          (a)  The Average Cumulative Net Loss Ratio exceeds 1.0% (yes / no)

                                                                                                                  no
               Initial ADCB
                                                                                                            273,826,503.00
                                                                                        ADCB of
                                               ADCB of                                 Cumulative             Cumulative
                                              Cumulative          Cumulative       Defaulted Contracts         Net Loss
                                          Defaulted Contracts     Recoveries        net of Recoveries           Ratio
                                          -------------------     ----------        -----------------           -----
               2 months prior                  2,912,273.71        1,631,045.95         1,281,227.76              0.47%
               1 month prior                   2,912,273.71        1,634,273.69         1,278,000.02              0.47%
               Current                         2,912,273.71        1,638,792.83         1,273,480.88              0.47%
                                               ------------        ------------         ------------              ----
               Average                         2,912,273.71        1,634,704.16         1,277,569.55              0.47%

               Annualized maximum Cumulative Net Loss Ratio                                                       1.00%
               Average Cumulative Net Loss Ratio                                                                  0.47%

     Cumulative Net Loss Ratio means, for any date of determination, the fraction (expressed as a percentage) determined by dividing (i) the ADCB of all Contracts in the Trust which have become Defaulted
     Contracts since the Initial Cutoff Date, net of aggregate Recoveries received by the Trust during such same period, by (ii) the ADCB of all Contracts in the Contract Pool as of the Initial Cutoff Date.

                                                                                                             no

B) A SERVICER EVENT HAS OCCURRED AND IS CONTINUING (YES/NO)                                                  no

C) AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING (YES/NO)                                               no

          (a)  failure to pay on each Distribution Date the full amount of interest
               on any Note (yes/no)                                                                          no

          (b)  failure to pay the then outstanding principal amount of any Note, if any, on its related Maturity Date (yes/no)


BASED ON A, B AND C, A RESTRICTING EVENT HAS OCCURRED AND IS CONTINUING (YES/NO)                             no
--------------------------------------------------------------------------------

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Limitations
           6/25/99

Obligor Event Trigger Determination
-----------------------------------
     The current period is less than 16 months after the Closing Date (January                                             n/a
     4, 1999) (yes/n/a)
     If the current period is less than 16 months after the closing date, one of the top five Obligors, as of the Cut-Off Date, is a Defaulted Contract in
     this period (yes/no/n/a)                                                                                              n/a

     The Obligor Event has been cured (yes, if any of following is yes/no, if each of                                      n/a
     following is no/n/a if not applicable)
       a)  the Defaulted Contract has been replaced with an eligible Substitute Contract                                   n/a
       b)  a Recovery has been received with respect to the Defaulted Contract and no further                              n/a
           Recoveries are expected
       c)  a Successor Servicer has been appointed                                                                         n/a

An Obligor Event has occurred and is continuing                                                                            n/a

10% Substitution Limit Calculation
----------------------------------

     ADCB as of the Cut-off Date:                                                                                   273,826,503.00

     Cumulative DCB of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                          0.00
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts                              0.00%
     Percentage of Substitute Contracts replacing Defaulted Contracts and Adjusted Contracts exceeds
      10% (yes/no)                                                                                                         no

5% Skipped Payment Limit Calculation
------------------------------------
     The percent of contracts with Skipped Payment modifications                                                          0.25%
     The DCB exceeds 5% of the initial ADCB (yes/no)                                                                       no
     Any Skipped Payments have been deferred later than 12 months prior to the
     Class B Maturity Date                                                                                                 n/a

Concentration Amounts (only applicable at the Cutoff Date or in the event of a substitution)
-------------------------------------------------------------------------------------------

               (i)       The ADCB of all End-User Contracts with Obligors that are governmental entities                  0.00%
                         or municipalities exceeds 1.13% of the ADCB of the Contract Pool                                  no

               (ii)      The ADCB of all End-User Contracts which finance, lease or are related to Software               1.01%
                         exceeds 3.88% of the ADCB of the Contract Pool                                                    no

               (iii)     The ADCB of all End-User Contracts with Obligors who comprise the three largest Obligors         3.25%
                         (measured by ADCB as of the date of determination) exceeds 5.09% of the ADCB of the               no
                         Contract Pool

               (iv)      The ADCB of all End-User Contracts with Obligors who comprise the 20 largest Obligors           14.25%
                         (measured by ADCB as of the date of determination) exceeds 24.79% of the ADCB of the              no
                         Contract Pool

               (v)       The ADCB of the End-User Contracts related to a single Vendor, or representing a Vendor         12.93%
                         Loan of such Vendor or affiliate thereof exceeds 23.01% of the ADCB of the Contract Pool          no

               (vi)      The ADCB of all End-User Contracts with Obligors thereof located in a single State of            7.99%
                         the United States exceeds 17.73% of the ADCB of the Contract Pool                                 no

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer

Monthly Report - Accounts

          6/25/99

                                                                                                Collection        Reserve
                                                                                                  Account           Fund
                                                                                                  -------           ----
Beginning Account Balance                                                                              0.00      2,738,265.00
Investment Earnings                                                                               20,705.74         10,235.83

Collection Account
------------------

Scheduled Payments, net of Excluded                                                            3,900,528.39
Amounts and less Servicer Advances plus Payaheads                                               817,009.53
Add: Prepayment Amounts                                                                            4,519.14
Add: Recoveries                                                                                   30,941.57        (10,235.83)
Add: Investment Earnings                                                                           3,948.63
Add: Late Charges                                                                                      0.00
Add: Expired Lease Proceeds                                                                       99,390.69
Add: Servicer Advances


Available Amounts                                                                              4,856,337.95      2,738,265.00
-----------------


Payments on Distribution Date
-----------------------------

(A)**    Indenture Trustee Fees (first in funds allocation during a Restricting Event                  0.00
           or an Event of Default)

(A)      Unreimbursed Servicer Advances                                                                0.00

(B)      Monthly Servicing Fee, due and accrued, including any amounts unpaid                     41,557.14

(C)      Class A-1 Notes interest, due and accrued, including any amounts unpaid                        0.0

(D)      Class A-2 Notes interest, due and accrued, including any amounts unpaid                 482,818.41

(E)      Class B Notes interest, due and accrued, including any amounts unpaid                    21,048.42

(F)      Class C Notes interest, due and accrued, including any amounts unpaid                    14,420.87

(G)      Class D Notes interest, due and accrued, including any amounts unpaid                    17,807.85

(H)      The Class A-1 Principal Payment Amount                                                        0.00

(I)      The Class A-2 Principal Payment Amount                                                3,830,348.59

(J)      The Class B Principal Payment Amount                                                    164,157.79

(K)      The Class C Principal Payment Amount                                                    109,438.53

(L)      The Class D Principal Payment Amount                                                    174,740.35

(M)      Amounts required to meet the Reserve Fund Amount                                              0.00              0.00

(B)*     Monthly Servicing Fee, due and accrued, including any amounts unpaid                          0.00
           (applicable only if an Obligor Event has occurred and is continuing)

(N)      Any excess to Certificateholders                                                              0.00

Distributions to Noteholders and Certificateholders                                            4,856,337.95

Ending balance of accounts                                                                             0.00      2,738,265.00

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules
          6/25/99
          A Restricting Event has occurred and is continuing (yes\no)                                     no

          Trustee Fees (only in the event of a Restricting Event or an Event of Default)                                      0.00

Unreimbursed Servicer Advances
------------------------------

  (i)     Current month Unreimbursed Servicer Advances                                                                        0.00
  (ii)    Prior unpaid Unreimbursed Servicer Advances (or arrearage)                                                          0.00
  (iii)   Total Unreimbursed Servicer Advances due ( (i) + (ii) )                                                             0.00
  (iv)    Unreimbursed Servicer Advances distributed                                                                          0.00
          Unpaid Unreimbursed Servicer Advances (or arrearage)                                                                0.00

Servicing Fee Schedule
----------------------

  (i)     Servicing Fee Percentage                                                                                            0.50%
  (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                           99,737,135.91
  (iii)   Servicing Fee ( ( (i) / 12 ) x (ii) )                                                                          41,557.14
  (iv)    Servicing Fee accrued but not paid in prior periods                                                                 0.00
  (v)     Total Servicing Fee due, and accrued but not paid in prior periods ( (iii) + (iv) )                            41,557.14
  (vi)    Monthly Servicing Fee distributed                                                                              41,557.14
          Servicing Fee accrued but not paid                                                                                  0.00

Class A-1 Interest Schedule
---------------------------

          Opening Class A-1 principal balance                                                                                 0.00
  (i)     Class A-1 Interest Rate                                                                                           5.7325%
  (ii)    Number of days in Accrual Period                                                                                       0
          Monthly Class A-1 Interest Rate ( (i) x ( (ii)/360) )                                                             0.0000%
          Current Class A-1 interest due                                                                                      0.00
          Prior Class A-1 interest arrearage                                                                                  0.00
          Current Period Interest Shortfall                                                                                   0.00

          Class A-1 Interest Distribution                                                                                     0.00

Class A-2 Interest Schedule
---------------------------

          Opening Class A-2 principal balance                                                                        90,670,123.64
          Class A-2 Interest Rate                                                                                           6.3900%
          Class A-2 Interest Rate x 30/360                                                                                  0.5325%
          Current Class A-2 interest due                                                                                482,818.41
          Prior Class A-2 interest arrearage                                                                                  0.00
          Current Period Interest Shortfall                                                                                   0.00

          Class A-2 interest distribution                                                                               482,818.41


Class B Interest Schedule
-------------------------

          Opening Class B principal balance                                                                           3,885,862.40
          Class B Interest Rate                                                                                             6.5000%
          Class B Interest Rate x 30/360                                                                                    0.5417%
          Current Class B interest due                                                                                   21,048.42
          Prior Class B interest arrearage                                                                                    0.00
          Current Period Interest Shortfall                                                                                   0.00

          Class B interest distribution                                                                                  21,048.42

Heller Equipment Asset Receivables Trust 1997-1
------------------------------------------------------------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
       6/25/99

Class C Interest Schedule
-------------------------

          Opening Class C principal balance                                                             2,590,574.93
          Class C Interest Rate                                                                               6.6800%
          Class C Interest Rate x 30/360                                                                      0.5567%
          Current Class C interest due                                                                     14,420.87
          Prior Class C interest arrearage                                                                      0.00
          Current Period Interest Shortfall                                                                     0.00

          Class C interest distribution                                                                    14,420.87

Class D Interest Schedule
-------------------------

          Opening Class D principal balance                                                             2,800,710.72
          Class D Interest Rate                                                                               7.6300%
          Class D Interest Rate x 30/360                                                                      0.6358%
          Current Class D interest due                                                                     17,807.85
          Prior Class D interest arrearage                                                                      0.00
          Current Period Interest Shortfall                                                                     0.00

          Class D interest distribution                                                                    17,807.85

Class A-1 Principal Schedule
----------------------------
          Class A-1 Maturity Date                                                                            9/25/98
  (i)     Opening Class A-1 principal balance                                                                   0.00
  (ii)    ADCB as of last day of second preceding Collection Period                                    99,737,135.91
  (iii)   ADCB as of last day of immediately preceding Collection Period                               95,523,752.46
          Expected Class A-1 Payment ( (ii) - (iii) )                                                   4,213,383.45
  (iv)    Aggregate Expected Class A-1 Payments not paid on preceding Distribution Date                         0.00
          Class A-1 Principal Payment Amount (lesser of (i) or ( (ii) - (iii) ) + (iv) )                        0.00
          Class A-1 Principal Payment Amount distribution                                                       0.00
                                     Shortfall                                                                  0.00

          Class A-1 Principal Balance after current distribution                                                0.00

Class A-2 Principal Schedule
----------------------------

  (i)     Opening Class A-2 principal balance                                                          90,670,123.64
  (ii)    Applicable Class A-2 Percentage                                                                      90.91%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes         95,523,752.46
  (iv)    Current month targeted Class A-2 principal balance ( (ii) * (iii) )                          86,839,775.05
  (v)     (i) - (iv) (zero until Class A-1 has been retired)                                            3,830,348.59
  (vi)    Class A-2 Principal Payment Amount (lesser of (i) or (v) )                                    3,830,348.59

          Class A-2 Principal Payment Amount distributed                                                3,830,348.59
                                     Shortfall                                                                  0.00

          Class A-2 principal balance after current distribution                                       86,839,775.05

Heller Equipment Asset Receivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Schedules Continued
            6/25/99

Class B Principal Schedule
--------------------------
  (i)     Opening Class B principal balance                                                        3,885,862.40
  (ii)    Applicable Class B Percentage                                                                    3.90%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    95,523,752.46
  (iv)    Current month targeted Class B principal balance ( (ii) * (iii) )                        3,721,704.61
  (v)     (i) - (iv) (zero until Class A-1 has been retired)                                         164,157.79
  (vi)    Class B Principal Payment Amount (lesser of (i) or (v) )                                   164,157.79

          Class B Principal Payment Amount distributed                                               164,157.79
                                       Shortfall                                                           0.00

          Class B principal balance after current distribution                                     3,721,704.61


Class C Principal Schedule
--------------------------

  (i)     Opening Class C principal balance                                                        2,590,574.93
  (ii)    Applicable Class C Percentage                                                                    2.60%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    95,523,752.46
  (iv)    Current month targeted Class C principal balance ( (ii) * (iii) )                        2,481,136.40
  (v)     (i) - (iv) (zero until Class A-1 has been retired)                                         109,438.53
  (vi)    Class C Principal Payment Amount (lesser of (i) or (v) )                                   109,438.53

          Class C Principal Payment Amount distributed                                               109,438.53
                                     Shortfall                                                             0.00

          Class C principal balance after current distribution                                     2,481,136.40


Class D Principal Schedule
--------------------------

  (i)     Opening Class D principal balance                                                        2,800,710.72
  (ii)    Applicable Class D Percentage                                                                    2.60%
  (iii)   ADCB as of the last day of the Collection Period less obligations to Class A-1 Notes    95,523,752.46
  (iv)    Current month targeted Class D principal balance ( (ii) * (iii) )                        2,481,136.40
  (v)     (i) - (iv) (zero until Class A-1 has been retired)                                         319,574.32
  (vi)    Class D Principal Payment Amount (lesser of (i) or (v) )                                   319,574.32

          Class D Principal Payment Amount distributed                                               174,740.35
                                   Shortfall                                                         144,833.97

          Class D principal balance after current distribution                                     2,625,970.37


Reserve Fund Schedule
---------------------

          Prior month Reserve Fund balance                                                         2,738,265.00
          Initial ADCB                                                                           273,826,503.00
          Required Reserve Fund Amount (lesser of (i) initial ADCB * 1.00% or                      2,738,265.00
                              (ii) outstanding principal of the Notes)
          Current period draw on Reserve Fund                                                              0.00
          Required deposit to Reserve Fund                                                                 0.00
          Actual deposit to Reserve Fund                                                                   0.00
          Interest Earned on Reserve Account                                                          10,235.83
          Deposit to Certificateholder                                                                     0.00
          Ending Reserve Fund Balance                                                              2,738,265.00

          Ending Reserve Fund balance as a percentage of ADCB                                              2.87%

Servicing Fee Schedule
----------------------

          Servicing Fee during an Obligor Event                                                            0.00
          Servicing Fee paid                                                                               0.00

HELLER EQUIPMENT ASSET RECEIVABLES TRUST 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Note Factors
            6/25/99

                                               CUSIP # 423327AA3
           Class A-1
           ---------
           Class A-1 principal balance                                                    0.00
           Initial Class A-1 principal balance                                   62,980,096.00

           Note factor                                                             0.000000000


                                               CUSIP # 423327AB1
           Class A-2
           ---------
           Class A-2 principal balance                                           86,839,775.05
           Initial Class A-2 principal balance                                  191,678,552.00

           Note factor                                                             0.453048993


                                               CUSIP # 423327AC9
           Class B
           -------
           Class B principal balance                                              3,721,704.61
           initial Class B principal balance                                      8,214,795.00

           Note factor                                                             0.453048994


                                               CUSIP # 423327AD7
           Class C
           -------
           Class C principal balance                                              2,481,136.40
           Initial Class C principal balance                                      5,476,530.00

           Note factor                                                             0.453048993


           Class D
           -------
           Class D principal balance                                              2,625,970.37
           Initial Class D principal balance                                      5,476,530.00

           Note factor                                                             0.479495295

Heller Equipment Asset Recvivables Trust 1997-1
--------------------------------------------------------------------------------
Heller Financial Inc.- Servicer
Monthly Report - Pool Data
          6/25/99

ADCB as of the last day of the Collection Period                                                         95,523,752.46


Loss and Delinquency Data for Period
------------------------------------

DCB of Defaulted Contracts as of the last day of the Collection Period                                            0.00
Number of Defaulted Contracts as of the last day of the Collection Period                                            0
Defaulted Contracts as a percentage of ADCB (annualized)                                                          0.00%

DCB of Adjusted Contracts as of the last day of the Collection Period                                             0.00
Number of Adjusted Contracts as of the last day of the Collection Period                                             0

DCB of Prepaid Contracts as of the last day of the Collection Period                                        167,380.96
Number of Prepaid Contracts as of the last day of the Collection Period                                              4

DCB of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                0.00
Number of Substitute Contracts, excluding Warranty Contracts, added to Trust during Collection Period                0

DCB of Warranty Contracts as of the last day of the Collection Period                                             0.00
Number of Warranty Contracts as of the last day of the Collection Period                                             0

DCB of repurchased Contracts as of the last day of the Collection Period                                          0.00
Number of repurchased Contracts as of the Collection Period                                                          0

DCB of Additional Contracts as of the last day of the Collection Period                                           0.00
Number of Additional Contracts as of the Collection Period                                                           0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period              4,519.14


Delinquencies                                           Dollars                                             Percent
                                                      -------------                                        ---------
           Current                                    89,721,636.27                                          93.44%
           31-60 days past due                         5,787,113.69                                           6.03%
           61-90 days past due                           107,390.67                                           0.11%
           Over 90 days past due                         403,311.23                                           0.42%
                                                      -------------                                        --------
           Total                                      96,019,451.86                                         100.00%

           31+ days past due                           6,297,815.59                                           6.56%



(i)        DCB of cumulative Defaulted Contracts (cumulative gross losses to
           date)                                                                                      2,912,273.71
(ii)       Cumulative Recoveries realized on Defaulted Contracts                                      1,638,792.83
           Cumulative net losses to date ( (i) - (ii) )                                               1,273,480.88

           ---------------------------------------------------------------------
                              Static Information
           Initial ADCB                                 273,826,503
           Discount Rate                                     6.9239%
           Class A-1 Iinitial Principal Amount           62,980,096
           Class A-1 Interest Rate                           5.7325%
           Class A-2 Initial Principal Amount           191,678,552
           Class A-2 Interest Rate                           6.3900%
           Class B Initial Principal Amount               8,214,795
           Class B Interest Rate                             6.5000%
           Class C Initial Principal Amount               5,476,530
           Class C Interest Rate                             6.6800%
           Class D Initial Principal Amount               5,476,530
           Class D Interest Rate                             7.6300%
           Reserve Fund Initial Deposit                   2,738,265
           Class A-1 Maturity Date                         09/25/98
           Classes A-2, B, C, & D Maturity Date            05/25/05
           Closing Date                                    09/04/97
           ---------------------------------------------------------------------